SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 5, 2004 (August 4, 2004)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
(Address of principal executive offices)

(615) 221-8884
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Number	Exhibit
99.1	Press Release dated August 4, 2004 reporting financial results for the second quarter and six months ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the second quarter and six months ended June 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Robert L. Fringer
	Name:	Robert L. Fringer
	Title:	Vice President and Assistant Secretary

Date: August 5, 2004

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated August 4, 2004 reporting financial results for the second quarter and six months ended June 30, 2004.